UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

GALECTO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39655	37-1957007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 State Street, Suite 100

Boston, MA 02109

(Address of principal executive offices, including zip code)

(+45) 70 70 52 10

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GLTO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

On September 26, 2023, Galecto, Inc. (the “Company”) announced its intention to explore strategic alternatives, as described further under Item 8.01 of this Current Report on Form 8-K. In connection therewith, on September 20, 2023, the Board of Directors (the “Board”) of the Company approved a restructuring plan (the “Restructuring Plan”), pursuant to which the Company is proposing to reduce its workforce by 29 people, or approximately 70% of the Company’s existing headcount. The Restructuring Plan was communicated to employees starting on September 20, 2023. The Company estimates that it will incur approximately $2.8 million in restructuring charges in connection with the restructuring, consisting of (i) approximately $2.6 million in cash-based expenses related to employee severance and notice period payments, benefits and related costs, and (ii) approximately $0.2 million in other expenses including non-cash stock-based compensation expense related to the accelerated vesting of certain share-based awards, lease commitments and legal expenses associated with the Restructuring Plan. The Company expects that the majority of the restructuring charges will be incurred in the third quarter of 2023 and that the execution of the Restructuring Plan will be substantially complete by the end of the fourth quarter of 2023.

As the Restructuring Plan is implemented, the Company’s management will re-evaluate the estimated costs and expenses set forth above and may revise the estimated restructuring charge as appropriate, consistent with generally accepted accounting principles. The estimated charges that the Company expects to incur in connection with the Restructuring Plan are subject to a number of assumptions, and actual results may differ materially from these estimates. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the Restructuring Plan.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

As part of the Restructuring Plan referred to in Item 2.05 above, on September 21, 2023, the Company informed Bertil Lindmark, M.D., the Company’s Chief Medical Officer, that his position will be eliminated and that his duties will be assumed by Hans Schambye, M.D., Ph.D., the Company’s Chief Executive Officer. Effective October 1, 2023, Dr. Lindmark will receive separation benefits in accordance with Section 7 of the Company’s Executive Separation Benefits Plan that is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

In addition, in connection with the Restructuring Plan, the Board approved retention and bonus agreements for employees that will be remaining with the Company, including Hans Schambye, Ph.D., M.D., President and Chief Executive Officer of the Company, and Jonathan Freve, Chief Financial Officer.

Pursuant to the terms of Mr. Freve’s retention agreement, Mr. Freve shall be entitled to a cash bonus equal to 100% of his target bonus ($183,456) upon the earlier of (i) December 31, 2024, provided he remains employed by the Company as of such date, (ii) a Sale Event (as defined in the Company’s Separation Benefits Plan), or (iii) his termination without Cause (as defined in the Separation Benefits Plan).

Pursuant to the terms of Dr. Schambye’s bonus agreement, Dr. Schambye shall be entitled to a cash bonus of up to DKK 2,090,208, payable upon the achievement of certain corporate and strategic milestones for the Company.

The foregoing summaries of the agreements for Dr. Schambye and Mr. Freve do not purport to be complete, and are subject to, and qualified in their entirety by, the forms of such documents, which will be filed with the Company’s upcoming Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

Item 8.01. Other Events.

On September 26, 2023, the Company issued a press release announcing the decision to explore strategic alternatives for the Company with the goal of maximizing shareholder value. The information in the press release attached as Exhibit 99.1 to this report is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Forward-Looking Statements

Certain statements in this current report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include, without limitation, statements relating to our conducting a comprehensive evaluation of strategic alternatives focused on maximizing shareholder value; exploring potential strategic alternatives that may include, but are not limited to, an acquisition, merger, business combination, a sale of all or substantially all of its assets, or other transaction structures and the completion of such an evaluation process. Any such statements in this current report that are not statements of historical fact may be deemed to be forward-looking statements. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995.

Any forward-looking statements in this current report are based on the Company’s current expectations, estimates and projections about its industry as well as management’s current beliefs and expectations of future events only as of today and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks relating to volatility and uncertainty in the capital markets for biotechnology companies; availability of suitable third parties with which to conduct contemplated strategic transactions; whether the Company will be able to pursue a strategic transaction, or whether any transaction, if pursued, will be completed on attractive terms or at all; and whether the Company’s cash resources will be sufficient to fund our foreseeable and unforeseeable operating expenses and capital requirements. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ materially and adversely from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K, as filed with the SEC on March 9, 2023, as well as discussions of potential risks, uncertainties and other important factors in the Company’s subsequent filings with the Securities and Exchange Commission. the Company explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated September 26, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galecto, Inc.

Date: September 26, 2023	By:	/s/ Hans T. Schambye
Hans T. Schambye, M.D., Ph.D.
President and Chief Executive Officer